UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

BurgerFi International, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (“Annual Meeting”) at 10:00 a.m. Eastern Time on August 30, 2021 for the purpose of: (i) electing two Class B directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal and (ii) ratifying the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year. For more information on these proposals, which are described below, please refer to the Company’s proxy statement dated July 21, 2021. As of the record date of July 8, 2021, there were a total of 17,838,476 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 13,947,242 shares of common stock, or approximately 78.2% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present.

Proposal 1 — To elect two Class B directors to the Company’s Board of Directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal.

The two Class B director nominees proposed by the Company’s Board of Directors were each elected to serve as a director for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal. The final voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes

Allison Greenfield	10,651,622	907,089	2,388,531
Vivian Lopez-Blanco	11,503,339	55,372	2,388,531

Proposal 2 — To ratify the appointment of BDO USA, LLP as the Company’s independent registered certified public accountants for fiscal year 2021.

Stockholders voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered certified public accountants for the fiscal year ending December 31, 2021. The proposal received the following final voting results:

For	Against	Abstain
13,883,922	43,949	19,371

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2021

BURGERFI INTERNATIONAL, INC.

By:	/s/ Julio Ramirez
Julio Ramirez Chief Executive Officer